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                                 EXHIBIT 23(a)


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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1995, incorporated by reference in West Texas Utilities Company's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.




                                                  ARTHUR ANDERSEN LLP


                                                    /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
  September 21, 1995